First Amendment to
                             Subordination Agreement


                  This First Amendment dated as of October 19, 2000 (this "First Amendment") to the Subordination Agreement dated as of May 14, 1997 is between Snake River Sugar Company, an Oregon cooperative ("Borrower"), and Valhi, Inc., a Delaware corporation ("Subordinated Creditor"), in favor of the holders from time to time of the Senior Notes referred to below (the "Senior Debt Holders") and First Security Bank, National Association, as Collateral Agent for the Senior Debt Holders.

                             PRELIMINARY STATEMENTS

                  A. Pursuant to those certain Note Purchase Agreements, each dated May 14, 1997, as amended as of November 30, 1998 and as of October 19, 2000 (as so amended, and as otherwise amended, amended and restated, supplemented or otherwise modified from time to time, the "Note Purchase Agreements"), between Borrower and the Senior Debt Holders, Borrower has issued to the Senior Debt Holders $100,000,000 aggregate principal amount of its 10.80% Senior Notes due April 30, 2009 (the "Senior Notes").

                  B. Pursuant to a Loan and Security Agreement dated as of January 3, 1997, as amended and restated by the Subordinated Loan Agreement dated as of May 14, 1997, and as further amended as of November 30, 1998 and the date hereof (as so amended, and as otherwise amended, amended and restated, supplemented or otherwise modified from time to time, the "Subordinated Agreement"), between Subordinated Creditor and Borrower, Borrower has issued to Subordinated Creditor certain subordinated notes (the "Subordinated Notes").

                  C. Pursuant to the Subordination Agreement dated as of May 14, 1997 between Borrower and Subordinated Creditor (the "Original Agreement," the terms defined therein and not otherwise defined herein being used herein as therein defined), Borrower and Subordinated Creditor have made certain provisions in favor of the Senior Debt Holders for the subordination of the Subordinated Notes to the Senior Notes.

                  D. In connection with the Second Amendment to Note Purchase Agreements between Borrower and the Senior Debt Holders (the "Second Amendment to Note Purchase Agreements") and the Third Amendment to Subordinated Loan Agreement between Borrower and Subordinated Creditor, each dated as of the date hereof, Borrower and Subordinated Creditor now desire to amend the Original Agreement in the respects, but only in the respects, hereinafter set forth.

                  NOW, THEREFORE, upon the full and complete satisfaction of the conditions precedent to the effectiveness of this First Amendment set forth in
Section 3 hereof, and for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Borrower and Subordinated Creditor do hereby agree as follows:

Section 1.        Amendments

1.1 Section 4.a of the Original Agreement shall be and hereby is amended in its entirety as follows:

                  "a. If Subordinated Creditor receives any payment or Distribution of Assets of Borrower which Subordinated Creditor is not entitled to retain or receive under the provisions of this Agreement or the Subordinated Agreement, such payment or assets shall be delivered forthwith by Subordinated Creditor to the Collateral Agent for the benefit of the Senior Debt Holders for application to the Senior Debt, in the form received except for the addition of any endorsement or assignment necessary to effect a transfer of all rights therein to the Collateral Agent for the benefit of the Senior Debt Holders. The Collateral Agent for the benefit of the Senior Debt Holders is irrevocably authorized by Subordinated Creditor to supply any required endorsement or assignment which may have been omitted. Until so delivered, any such payment or collateral shall be held by Subordinated Creditor in trust for the Senior Debt Holders."

1.2 The definition of "Specified Default" appearing in Section 1.c of the Original Agreement shall be and is hereby amended by deleting the word "and" appearing at the end of clause (v) thereof, deleting the punctuation mark "." at the end of clause (vi) thereof and replacing it with "; and" and adding the following after clause (vi) thereof:

                           "(vii)   Sections 11(p), 11(q) and 11(r)."

Section 2.        Representations and Warranties of Company

                  Subordinated Creditor represents and warrants to the Senior Debt Holders (which representation and warranty shall survive the execution and delivery of this First Amendment) that all the representations and warranties contained in Section 9 of the Original Agreement are true and correct in all material respects with the same force and effect as if made by Subordinated Creditor on and as of the date hereof; except, however, that the Subordinated Agreement was amended pursuant to the Second Amendment to Subordinated Loan Agreement dated as of November 30, 1998, and the Subordinated Agreement will be amended pursuant to the Third Amendment to Subordinated Loan Agreement dated as of the date hereof.

Section 3.        Conditions to Effectiveness of this First Amendment.

                  This First Amendment shall become effective in accordance with
Section 3 of the Second Amendment to Note Purchase Agreements.

Section 4.        Miscellaneous

4.1 This First Amendment shall be construed in connection with and as part of the Original Agreement, and except as modified and expressly amended by this First Amendment, all terms, conditions, and covenants contained in the Original Agreement are hereby ratified and shall be and remain in full force and effect.

4.2 Any and all notices, requests, certificates and other instruments executed and delivered after the execution and delivery of this First Amendment may refer to the Original Agreement without making specific reference to this First Amendment, but nevertheless all such references shall include this First Amendment unless the context otherwise requires.

4.3 The descriptive headings of the various Sections or parts of this First Amendment are for convenience only and shall not affect the meaning or construction of any of the provisions hereof.

4.4 This First Amendment shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of New York, excluding choice-of-law principles of the law of such State which would require the application of the laws of a jurisdiction other than such State.

4.5 This First Amendment may be executed in any number of counterparts, each executed counterpart constituting an original, but all together only one agreement.


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


                  IN WITNESS WHEREOF, Borrower and Subordinated Creditor have caused this First Amendment to be duly executed and delivered for the benefit of the Senior Debt Holders by their respective officers thereunto duly authorized as of the date first written above.


                            SNAKE RIVER SUGAR COMPANY


                            By: /s/ David L. Budge

                            Name:
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                            Title:
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                            VALHI, INC.


                            By: /s/ Steven L. Watson

                            Name:
                            ---------------------------------------------

                            Title:
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Accepted this 19th day of October, 2000:

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA



By: /s/ Joseph Alouf

Name:
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Title:
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



Accepted this 19th day of October, 2000:

CONNECTICUT GENERAL LIFE INSURANCE COMPANY

By CIGNA Investments, Inc.



By: /s/ Stephen H. Wilson
                         ----------------------------

Name:
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Title:
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


Accepted this 19th day of October, 2000:

LIFE INSURANCE COMPANY OF NORTH AMERICA

By CIGNA Investments, Inc.



By: /s/ Stephen H. Wilson

Name:
      -----------------------------------------------

Title:
       ----------------------------------------------

Accepted this 19th day of October, 2000:

THE MINNESOTA LIFE INSURANCE COMPANY

By Advantus Capital Management, Inc.



By: /s/ Guy M. deLambert
      -----------------------------------------------

Name:
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Title:
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


Accepted this 19th day of October, 2000:

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

By Lincoln Investment Management, Inc.
Its Attorney-In-Fact



By: /s/ Annette Teders
                      -------------------------------

Name:
      -----------------------------------------------

Title:
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


Accepted this 19th day of October, 2000:

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

By Lincoln Investment Management, Inc.
Its Attorney-In-Fact



By: /s/ Annette M. Teders
                         ----------------------------

Name:
      -----------------------------------------------

Title:
       ----------------------------------------------

Accepted this 19th day of October, 2000:

FIRST SECURITY BANK, NATIONAL ASSOCIATION, as Collateral Agent



By: /s/ Val Orton
        ---------------------------------------------

Name:
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Title:
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